UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2004

ESS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-26660 (Commission File Number)	94-2928582 (IRS Employer Identification No.)

48401 FREMONT BOULEVARD FREMONT, CA (Address of principal executive offices)	94538 (Zip Code)

Registrant’s telephone number, including area code: (510) 492-1088

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 10.62
EXHIBIT 10.63
EXHIBIT 10.64
EXHIBIT 10.65

Item 1.01. Entry into a Material Definitive Agreement.

     On November 23, 2004, the Board of Directors approved an amendment to the 1995 Directors Stock Option Plan and its related form of Directors Nonqualified Initial Stock Option Grant Agreement and Directors Nonqualified Succeeding Stock Option Grant Agreement to provide a 3-year post-termination exercise period for termination of service for any reason by a non-employee director. This amendment applies to both outstanding and future option grants to all non-employee directors.

     On November 23, 2004, the Board of Directors also approved the form of Stock Option Agreement to be used for options granted under the 1995 Equity Incentive Plan, 1997 Equity Incentive Plan and 2002 Non-Executive Stock Option Plan to provide for post termination exercise periods to end 12 months after the termination in the event of death or disability of the optionee, 90 days after the termination in the event of voluntary termination of the optionee and immediately in the event of a termination for “cause” of the optionee. This new form of Stock Option Agreement will be used for all future grants.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
10.62	Registrant’s 1995 Directors’ Stock Option Plan.
10.63	Form of Directors Nonqualified Initial Stock Option Grant Agreement under Registrant’s 1995 Directors’ Stock Option Plan.
10.64	Form of Directors Nonqualified Succeeding Stock Option Grant Agreement under Registrant’s 1995 Directors’ Stock Option Plan.
10.65	Form of Stock Option Agreement under Registrant’s 1995 Equity Incentive Plan, 1997 Equity Incentive Plan and 2002 Non-Executive Stock Option Plan.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2004

By:	/s/ James B. Boyd
James B. Boyd
Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
10.62	Registrant’s 1995 Directors’ Stock Option Plan.
10.63	Form of Directors Nonqualified Initial Stock Option Grant Agreement under Registrant’s 1995 Directors’ Stock Option Plan.
10.64	Form of Directors Nonqualified Succeeding Stock Option Grant Agreement under Registrant’s 1995 Directors’ Stock Option Plan.
10.65	Form of Stock Option Agreement under Registrant’s 1995 Equity Incentive Plan, 1997 Equity Incentive Plan and 2002 Non-Executive Stock Option Plan.

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